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                                                                  EX-99.906 CERT

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Richard F. Aster, Jr., President & CEO of Meridian Fund, Inc.(R) (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    2/27/08                    /s/ Richard F. Aster, Jr.
     ----------------------     ------------------------------------------------
                                Richard F. Aster, Jr., President & CEO
                                (principal executive officer)

I, Gregg B. Keeling, CFO & Treasurer of Meridian Fund, Inc.(R) (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    2/27/08                   /s/ Gregg B. Keeling
     ----------------------     ------------------------------------------------
                                Gregg B. Keeling, CFO & Treasurer
                                (principal financial officer)